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                                                                   EXHIBIT 10(t)

                   FOURTH AMENDED AND RESTATED PROMISSORY NOTE


Date: January 31, 2001
Amount:  $5,500,000.00

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
Bank:                                                      Borrower:
The Chase Manhattan Bank (successor by merger to Chase     Peerless Mfg. Co.
Bank of Texas, National Association)                       2819 Walnut Hill Lane
12875 Josey Lane                                           Dallas, Texas  75229
Dallas, Texas  75234-6398
County:  Dallas                                            County:  Dallas

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FOR VALUE RECEIVED, the undersigned Borrower unconditionally (and jointly and severally, if more than one) promises to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this third amended and restated promissory note ("Note"), or at such other place as may be designated by Bank, the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00), or so much thereof as may be advanced in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

16. LOAN AGREEMENT. This Note is executed and delivered by Borrower pursuant to the certain Second Amended and Restated Loan Agreement dated as of December 12, 1998 between Borrower and Bank (as the same has been amended pursuant to that certain Waiver and First Amendment to Second Amended and Restated Loan Agreement dated December 12, 1999, that certain Consent Letter dated as of February 25, 2000, that certain Third Amendment to Second Amended and Restated Loan Agreement dated June 2, 2000, that certain Waiver Letter dated as of December 1, 2000, and as the same may hereinafter be amended or otherwise modified, herein called the "Loan Agreement") and is the Note as defined therein. All terms defined in the Loan Agreement, wherever used herein, shall have the same meanings as are prescribed by the Loan Agreement.

17. RATE. The unpaid principal from day to day outstanding under this Note shall bear interest at the applicable rate prescribed for the Loans as provided by the Loan Agreement. Bank's records shall be conclusive proof of loans, payments and interest accruals hereunder, absent proof by Borrower of error. Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by applicable law. Borrower agrees that during the full term hereof, the maximum lawful interest rate for this Note as determined under Texas law shall be the weekly rate ceiling described in, and computed in accordance with the Texas Finance Code. Further, to the extent that any other lawful rate ceiling exceeds the rate ceiling so determined then the higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Bank.

18. REPAYMENT. Subject to the terms of the Loan Agreement, all unpaid principal and accrued interest under this Note shall be payable as follows: Accrued interest shall be payable quarterly in arrears on each Interest Payment Date beginning on March 31, 2001 and continuing thereafter through the Termination Date, and all unpaid principal hereunder and all other amounts payable hereunder relative to the Loans, shall be due and payable to Bank in full, and the Line shall terminate, on the Termination Date. To the extent that any accrued interest is not paid on the date when due, as provided herein, Bank may at its option (but with no obligation to do so), add the amount of such accrued interest to the unpaid principal due by Borrower under the Loans, in which event such amount will be deemed paid and the aggregate amount thereof shall be treated as a Loan.


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19.  REVOLVING FEATURE. Borrower may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note, provided that Borrower is not in default under any provision of this Note, any other documents executed in connection with this Note, or any other note or other loan documents now or hereafter executed in connection with any other obligation of Borrower to Bank, and provided that the borrowings hereunder do not exceed any borrowing base or other limitation on borrowings by Borrower, including, without limitation, those set forth in the Loan Agreement. Bank shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Bank records of the amounts borrowed from time to time shall be conclusive proof thereof.

20. WAIVERS, CONSENTS AND COVENANTS. Borrower, any indorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

21. PREPAYMENTS. Any prepayments of the Loans outstanding under this Note are subject to the terms contained in the Loan Agreement.

22. EVENTS OF DEFAULT. The following are events of default hereunder: (a) any default under the Loan Agreement; (b) the commencement of a proceeding against any Obligor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Obligor or the merger or consolidation of any Obligor with or into another entity; and (c) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Obligor.

23. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Bank's discretion up to the maximum rate allowed by law, or if none, 25% per annum (the "Default Rate"). The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's


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     option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents (as defined in the Loan Agreement), as well as all rights and remedies available at law or in equity.

24. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

25. APPLICABLE LAW, VENUE AND JURISDICTION. Borrower agrees that this Note shall be deemed to have been made in the State of Texas at Bank's address indicated at the beginning of this Note and shall be governed by, and construed in accordance with, the laws of the State of Texas and is performable in the City and County of Texas indicated at the beginning of this Note. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Texas or the United States courts located within the State of Texas. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

26. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

27. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Bank.

28. AMENDMENT AND RESTATEMENT OF PREVIOUS NOTES. This Note is in renewal, increase and extension of, and is issued in amendment and restatement of (but not in extinguishment of) the indebtedness evidenced by the certain Third Amended and Restated Promissory Note dated December 12, 2000, previously executed and delivered by Borrower payable to the order of Chase Bank of Texas, National Association (now known as "The Chase Manhattan Bank") in the face amount of $5,500,000.00 (the "Amended and Restated Note") which Amended and Restated Note was in renewal and extension of, and issued in amendment and restatement of (but not in extinguishment of) the indebtedness previously evidenced by the Second Amended and Restated Promissory Note dated December 12, 1999, previously executed and delivered by Borrower payable to the order of Bank in the face amount of $3,500,000.00, that certain amended and restated promissory note dated December 28, 1998 previously executed and delivered by Borrower payable to the order of Bank in the face amount of $3,500,000.00, and that certain Promissory Note dated January 12, 1998, previously



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     executed and delivered by Borrower payable to the order of Texas Commerce
     Bank National Association (now known as "Chase Bank of Texas, National Association"), in the face amount of $2,500,000.00 and all such indebtedness hereafter shall be governed by and payable in accordance with the terms hereof. Borrower agrees to pay all unpaid interest accrued under the Amended and Restated Note as of the date hereof on the next Interest Payment Date.

29. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

30. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                  A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                  B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
         TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A


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          WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH
          ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

Borrower represents to Bank that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note.

NOTICE OF FINAL AGREEMENT:

THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Bank: THE CHASE MANHATTAN BANK                  Borrower: PEERLESS MFG. CO.

By: /s/                                         By: /s/
    -----------------------------------             -----------------------------------
    Michael B. Phillips, Vice President             Sherrill Stone, Chairman and
                                                    Chief Executive Officer
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